Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On October 20, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with various entities representing SecurityAdvisor Technologies, Inc., collectively referred to as “SecurityAdvisor”. Under the terms of the Merger Agreement, SecurityAdvisor will become a wholly owned subsidiary of KnowBe4 (the “Acquisition”). The aggregate consideration for the Acquisition will be approximately $80.0 million, subject to post-closing adjustments based on customary purchase price adjustments for cash, net working capital and indebtedness, including transaction expenses incurred in conjunction with the Acquisition. Acquisition consideration consists of approximately $50.0 million of consideration paid upfront and an additional approximately $30.0 million of future incentive payments and restricted stock units.
The Acquisition closed on November 1, 2021 and the upfront portion of total consideration was funded using $22.5 million of cash on hand and $27.5 million worth of shares of the Company’s Class A common stock. Additionally, approximately $15.0 million of potential future earn-out provisions payable through a combination of Class A common stock and cash. KnowBe4 also issued restricted stock units with an aggregate fair market value of approximately $15.0 million to certain employees of SecurityAdvisor, which will be subject to vesting conditions based on the employees’ continued employment with KnowBe4 along with certain future performance targets.